UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011 (August 7, 2011)

NIVS IntelliMedia Technology Group, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-34262	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park
No. 29-31,
Shuikou Road, Huizhou,
Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code   (+852) 2511-0238

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On July 14, 2011, NIVS IntelliMedia Technology Group, Inc. (the “Company”), reported the termination by Sidley Austin LLP, and its accounting advisors, Deloitte Financial Advisory Services LLP, of their engagements with the special committee of the Company’s Board of Directors that was established on March 28, 2011 to investigate certain allegations of the Company’s former independent auditors (the “Special Committee”).

On August 7, 2011 and on August 26, 2011, respectively, the Company's Special Committee engaged Nixon Peabody LLP, as its independent legal counsel, and Navigant Consulting, Inc., as its accounting advisors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS INTELLIMEDIA TECHNOLOGY GROUP, INC.

Dated: August 26, 2011	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer